SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : March 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR2)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                 13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of January 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital Inc., as seller, Chase Manhattan Mortgage Corporation as master servicer, Greenpoint Mortgage Funding Inc. as seller and servicer, Washington Mutual Mortgage Securities Corp. as servicer, Olympus Servicing LP as servicer and special servicer, Bank One National Association as trustee, and JPMorgan Chase Bank, as trust administrator. On March 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on March 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JPMorgan Chase Bank, not in its individual capacity but solely as Trust Administrator under the Agreement referred to herein





Date:  March 29, 2002            By:  /s/ Andreas Auer
                                        -----------------------------------
                                        Andreas Auer
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         March 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on March 25, 2002

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               March 25, 2002


---------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL       BEGINNING
               FACE         PRINCIPAL                                                          REALIZED     DEFERRED       PRINCIPAL
CLASS          VALUE         BALANCE            PRINCIPAL        INTEREST        TOTAL           LOSSES     INTEREST        BALANCE
---------------------------------------------------------------------------------------------------------------------------------
IA       132,515,000.00      132,265,871.26        388,286.36        718,690.26      1,106,976.62    0.00    0.00     131,877,584.90
IIA1     161,534,000.00      159,981,192.58      2,537,251.13        279,967.09      2,817,218.22    0.00    0.00     157,443,941.45
IIA2       5,077,000.00        5,028,195.39         79,745.59          9,385.96         89,131.55    0.00    0.00       4,948,449.80
IIM1      12,000,000.00       12,000,000.00              0.00         28,000.00         28,000.00    0.00    0.00      12,000,000.00
IIM2       4,154,000.00        4,154,000.00              0.00         12,115.83         12,115.83    0.00    0.00       4,154,000.00
IIB        1,846,133.00        1,846,133.00              0.00          6,676.85          6,676.85    0.00    0.00       1,846,133.00
IB1        3,155,000.00        3,152,091.55          2,917.89         17,127.45         20,045.34    0.00    0.00       3,149,173.66
IB2        1,683,000.00        1,681,448.52          1,556.52          9,136.45         10,692.97    0.00    0.00       1,679,892.00
IB3        1,122,000.00        1,120,965.68          1,037.68          6,090.97          7,128.65    0.00    0.00       1,119,928.00
AR               100.00                0.00              0.00              0.00              0.00    0.00    0.00               0.00
IB4          771,000.00          770,289.25            713.06          4,185.50          4,898.56    0.00    0.00         769,576.19
IB5          491,000.00          490,547.37            454.10          2,665.48          3,119.58    0.00    0.00         490,093.27
IB6          491,413.00          490,959.99            454.48          2,667.72          3,122.20    0.00    0.00         490,505.51
TOTALS   324,839,646.00      322,981,694.59      3,012,416.81      1,096,709.56      4,109,126.37    0.00    0.00     319,969,277.78

IIX      184,611,133.00      183,932,576.64              0.00        887,912.02        887,912.02    0.00    0.00     181,315,579.92
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA         22540VTR3        998.11999592     2.93013138     5.42346346     8.35359484       995.18986454    IA       6.520415 %
IIA1       22540VTS1        990.38711714    15.70722653     1.73317747    17.44040400       974.67989061    IIA1     2.250000 %
IIA2       22540VUP5        990.38711641    15.70722671     1.84872169    17.55594839       974.67988970    IIA2     2.400000 %
IIM1       22540VTU6      1,000.00000000     0.00000000     2.33333333     2.33333333     1,000.00000000    IIM1     3.000000 %
IIM2       22540VTV4      1,000.00000000     0.00000000     2.91666586     2.91666586     1,000.00000000    IIM2     3.750000 %
IIB        22540VTZ5      1,000.00000000     0.00000000     3.61666792     3.61666792     1,000.00000000    IIB      4.650000 %
IB1        22540VTW2        999.07814580     0.92484628     5.42866878     6.35351506       998.15329952    IB1      6.520415 %
IB2        22540VTX0        999.07814617     0.92484848     5.42866904     6.35351753       998.15329768    IB2      6.520415 %
IB3        22540VTY8        999.07814617     0.92484848     5.42867201     6.35352050       998.15329768    IB3      6.520415 %
AR         22540VUA8          0.00000000     0.00000000     0.00000000     0.00000000         0.00000000    AR       6.520415 %
IB4        22540VUB6        999.07814527     0.92485084     5.42866407     6.35351492       998.15329442    IB4      6.520415 %
IB5        22540VUC4        999.07814664     0.92484725     5.42867617     6.35352342       998.15329939    IB5      6.520415 %
IB6        22540VUD2        999.07814812     0.92484326     5.42867201     6.35351527       998.15330486    IB6      6.520415 %
TOTALS                      994.28040440     9.27355034     3.37615674    12.64970708       985.00685406

IIX        22540VUE0        996.32440174     0.00000000     4.80963421     4.80963421       982.14867637    IIX      0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Mark M. Volosov
               JPMorgan Chase Bank - Structured Finance Services
                           450 West 33rd, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7172
                              Fax: (212) 946-8302
                         Email: mark.volosov@chase.com


                                      -6-

               CSFB Mortgage Pass-Through Certificates, Series  2002-AR2
                        Statement to Certificate Holders
                               March 25, 2002


Section 4.04(a)(i)         Scheduled Principal Payments                                251,518.84
                           Principal Prepayments                                     2,760,897.96

Section 4.04(a)(ii)        Current Interest                                          1,984,621.58
                           Carryforward Interest                                             0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                   0.00
                           Certificate Principal Shortfalls                                  0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                  320,892,334.42
                           Loan Group 1 Aggregate Loan Balance                     139,576,754.50
                           Loan Group 2 Aggregate Loan Balance                     181,315,579.92

Section 4.04(a)(vi)        Master Servicing Fees                                         4,048.81
                           Trust Administrator Fees                                        674.80
                           Servicing Fees                                               82,410.98

Section 4.04(a)(viii)      Current Advances                                                  0.00
                           Outstanding Advances                                              0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Group 1
                           Number of Loans delinquent 31 to 60 days                          2.00
                           Balance of Loans delinquent 31 to 60 days                   472,434.65
                           Number of Loans delinquent 61 to 90 days                          1.00
                           Balance of Loans delinquent 61 to 90 days                    25,511.56
                           Number of Loans delinquent 91 or more days                        0.00
                           Balance of Loans delinquent 91 or more days                       0.00
                           Group 2

                           Number of Loans delinquent 31 to 60 days                          3.00
                           Balance of Loans delinquent 31 to 60 days                   791,451.00
                           Number of Loans delinquent 61 to 90 days                          2.00
                           Balance of Loans delinquent 61 to 90 days                   353,178.99
                           Number of Loans delinquent 91 or more days                        0.00
                           Balance of Loans delinquent 91 or more days                       0.00

                           Foreclosures

                                 Group 1
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00                  0.00 %
                                 Group 2
                                                      Principal
                                 Number               Balance                Percentage
                                           0                    0.00                  0.00 %

Sec. 4.04 (a)(x)
                           Rolling Three Month Delinquency Rate                       0.097393 %

Section 4.04(a)(xi)        REO Properties
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                          0                    0.00                  0.00 %

Section 4.04(a)(xii)       Current Realized Losses                                0.00
                           Aggregate Realized Losses                              0.00

Section 4.04(a)(xiii)      Weighted Average Term to Maturity
                                                 Group 1                           351
                                                 Group 2                           351



